                                     EXHIBIT 24.1


                                  POWERS OF ATTORNEY

                                  POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 1995.



                                       /s/ ROBERT H. ALLEN
                                       ------------------------------
                                       Robert H. Allen

STATE OF TEXAS

COUNTY OF HARRIS


    I, Earlene L. Barbeau, a Notary Public in and for the aforesaid State and County, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ EARLENE L. BARBEAU
                                       ------------------------------
                                       NOTARY PUBLIC



My Commission Expires:

March 8, 1997

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 1995.



                                       /s/ HOWARD H. BAKER, JR.
                                       ------------------------------
                                       Howard H. Baker, Jr.

STATE OF TENNESSEE

COUNTY OF SCOTT


         I, Betty B. Lowe, a Notary Public in and for the aforesaid State and County, do hereby certify that Howard H. Baker, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ BETTY B. LOWE
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

August 27, 1997

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November 1995.



                                       /s/ ANTHONY J.A. BRYAN
                                       ------------------------------
                                       Anthony J.A. Bryan

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, Joyce J. Jones, a Notary Public in and for the aforesaid State and County, do hereby certify that Anthony J.A. Bryan, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ JOYCE J. JONES
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

August 12, 1998

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 1995.



                                       /s/ ROBERT L. COX
                                       ------------------------------
                                       Robert L. Cox

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, Lillian W. Powers, a Notary Public in and for the aforesaid State and County, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ LILLIAN W. POWERS
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

April 29, 1997

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of November 1995.



                                       /s/ RALPH D. DENUNZIO
                                       ------------------------------
                                       Ralph D. DeNunzio

STATE OF NEW YORK

COUNTY OF NEW YORK


    I, Pauline E. Kalahele, a Notary Public in and for the aforesaid State and County, do hereby certify that Ralph D. DeNunzio personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ PAULINE E. KALAHELE
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

February 28, 1996

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of  December
1995.



                                       /s/ JUDITH L. ESTRIN
                                       ------------------------------
                                       Judith L. Estrin

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, Joyce J. Jones, a Notary Public in and for the aforesaid State and County, do hereby certify that Judith L. Estrin, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that she signed and delivered the foregoing instrument as her free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ JOYCE J. JONES
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

August 12, 1998

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November 1995.



                                       /s/ PHILIP GREER
                                       ------------------------------
                                       Philip Greer

STATE OF NEW YORK

COUNTY OF KINGS


    I, Kathleen M. Rode, a Notary Public in and for the aforesaid State and County, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ KATHLEEN M. RODE
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

May 31, 1996

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November 1995.



                                       /s/ J. R. HYDE, III
                                       ------------------------------
                                       J. R. Hyde, III

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, Harry L. Goldsmith, a Notary Public in and for the aforesaid State and County, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ HARRY L. GOLDSMITH
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

September 1, 1997

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of November 1995.



                                       /s/ CHARLES T. MANATT
                                       ------------------------------
                                       Charles T. Manatt


DISTRICT OF COLUMBIA


    I, Bernida D. Evans, a Notary Public in and for the aforesaid State and County, do hereby certify that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ BERNIDA D. EVANS
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

November 30, 1999

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of November 1995.



                                       /s/ GEORGE J. MITCHELL
                                       ------------------------------
                                       George J. Mitchell


DISTRICT OF COLUMBIA


    I, June L. Todd, a Notary Public in and for the aforesaid State and County, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ JUNE L. TODD
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

August 31, 1996

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of November 1995.



                                       /s/ JACKSON W. SMART, JR.
                                       ------------------------------
                                       Jackson W. Smart, Jr.

STATE OF ILLINOIS

COUNTY OF COOK


    I, Esperanza Acosta, a Notary Public in and for the aforesaid State and County, do hereby certify that Jackson W. Smart, Jr. personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ ESPERANZA ACOSTA
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

February 8, 1997

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of November 1995.



                                       /s/ JOSHUA I. SMITH
                                       ------------------------------
                                       Joshua I. Smith

STATE OF MARYLAND

COUNTY OF PRINCE GEORGES


    I, Gaye P. Cotton, a Notary Public in and for the aforesaid State and County, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ GAYE P. COTTON
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

April 24, 1999

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, a Director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 1995.



                                       /s/ PETER S. WILLMOTT
                                       ------------------------------
                                       Peter S. Willmott

STATE OF ILLINOIS

COUNTY OF COOK


    I, Joan L. Noble, a Notary Public in and for the aforesaid State and County, do hereby certify that Peter S. Willmott personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ JOAN L. NOBLE
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

March 5, 1999

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint William J. Razzouk, Alan B. Graf, Jr. and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 1995.



                                       /s/ FREDERICK W. SMITH
                                       ------------------------------
                                       Frederick W. Smith

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, June Y. Fitzgerald, a Notary Public in and for the aforesaid State and County, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ JUNE Y. FITZGERALD
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

January 26, 1999

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and James S. Hudson, and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of November 1995.



                                       /s/ ALAN B. GRAF, JR.
                                       ------------------------------
                                       Alan B. Graf, Jr.

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, Joyce J. Jones, a Notary Public in and for the aforesaid State and County, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ JOYCE J. JONES
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

August 12, 1998

                                  POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

    That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION, a Delaware corporation (the "Corporation"), does hereby constitute and appoint Frederick W. Smith, William J. Razzouk and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, as his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, a Registration Statement on Form S-8 to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to up to 1,500,000 shares of Common Stock, par value $.10 per share, of the Corporation under its 1995 Stock Incentive Plan and any and all amendments to such Registration Statement whether filed prior or subsequent to the time such Registration Statement becomes effective; and hereby ratifies and confirms all that such attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

    IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of November 1995.



                                       /s/ JAMES S. HUDSON
                                       ------------------------------
                                       James S. Hudson

STATE OF TENNESSEE

COUNTY OF SHELBY


    I, Charleda M. Smith, a Notary Public in and for the aforesaid State and County, do hereby certify that James S. Hudson, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the foregoing instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                       /s/ CHARLEDA M. SMITH
                                       ------------------------------
                                       NOTARY PUBLIC


My Commission Expires:

October 12, 1999

Doc. 9250